                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 Form 8-K/A

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): October 1, 2001
                                                     -----------------


                          GENESEE & WYOMING INC.
                          ----------------------
           (Exact Name of registrant specified in its charter)
           Delaware                   0-20847                 06-0984624
           --------                   -------                 ----------
 (State or other Jurisdiction    (Commission File          (I.R.S. Employer
      of Incorporation)               Number)            Identification No.)

                           66 Field Point Road
                       Greenwich, Connecticut 06830
                 ----------------------------------------
                 (Address of principal executive offices)

              Registrant's telephone number: (203) 629-3722

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On October 1, 2001, the Registrant acquired all of the issued and outstanding shares of common stock (the "Shares") of South Buffalo Railway Company ("South Buffalo") from Bethlehem Steel Corporation ("Bethlehem"). The acquisition was consummated pursuant to the terms of a Stock Purchase and Sale Agreement dated September 28, 2001 between the Registrant and Bethlehem (the "Stock Purchase Agreement").

     South Buffalo currently owns and operates locomotives and rolling stock over 52 miles of owned track in Buffalo, New York. Following the acquisition, the Registrant (through South Buffalo, its new wholly-owned subsidiary) continued to use the assets of South Buffalo for the same purposes to which they were previously devoted.

     Pursuant to the Stock Purchase Agreement, the total purchase price paid by the Registrant to Bethlehem for the Shares was $33,133,067 in cash and the assumption of certain liabilities. The cash portion of the purchase price is subject to adjustment post-closing based on the retained earnings of South Buffalo as of the closing date.

     The Registrant funded the acquisition under its $103,000,000 revolving credit facility with Fleet National Bank. At the closing, the Registrant acquired beneficial ownership of the Shares and, having received the necessary approvals from The Surface Transportation Board assumed actual ownership of the Shares on December 6, 2001.

     The acquisition also gave rise to the right of The 1818 Fund III, L.P. to purchase from the Registrant an additional 5,000 shares of the Registrant's 4% Redeemable Convertible Preferred Stock, Series A, pursuant to the terms of a Stock Purchase Agreement dated October 19, 2000 between the Registrant and The 1818 Fund III, L.P. The 1818 Fund has notified the Registrant of its intent to exercise the option on or about December 11, 2001.

     No material relationship exists between Bethlehem and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

     The foregoing information contained in this Form 8-K/A with respect to the acquisition is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, which has been previously filed on Form 8-K, dated October 3, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
     (a)-(b)Financial statements of business acquired and pro forma financial information and exhibits.

     The financial statements and unaudited pro forma financial statements are included herein as Exhibit 99.1.

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K/A.

     EXHIBIT NO.                    DESCRIPTION

        2.1 Stock Purchase and Sale Agreement dated September 28, 2001 by and between Bethlehem Steel Corporation and Genesee & Wyoming Inc. (incorporated herein by reference to Exhibit 2.1 of Genesee & Wyoming Inc.'s Current Report on Form 8-K, as filed with the Commission on October 3, 2001)

        23.1        Consent of Independent Public Accountants, Arthur Andersen
                    LLP

        99.1 Audited financial statements and unaudited pro forma financial statements.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENESEE & WYOMING INC.
                                  -----------------------
                                  (Registrant)


                                  By: /s/ Alan R. Harris
                                      ----------------------------
                                  Name:    Alan R. Harris
                                  Title:   Senior Vice President and
                                           Chief Accounting Officer

December 6, 2001

                                INDEX TO EXHIBITS


Exhibit Number          Description
--------------          -----------

    2.1                Stock Purchase and Sale Agreement
                       dated September 28, 2001 by and
                       between Bethlehem Steel Corporation
                       and Genesee & Wyoming Inc.
                       (incorporated herein by reference to
                       Exhibit 2.1 of Genesee & Wyoming
                       Inc.'s Current Report on Form 8-K,
                       as filed with the Commission on
                       October 3, 2001)

    23.1               Consent of Independent Public Accountants, Arthur
                       Andersen LLP

    99.1 Financial statements and unaudited pro forma financial statements.